                                 MORGAN STANLEY
                          INDIA INVESTMENT FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs               James W. Grisham
CHAIRMAN OF THE BOARD         VICE PRESIDENT
OF DIRECTORS                  Michael F. Klein
Warren J. Olsen               VICE PRESIDENT
PRESIDENT AND DIRECTOR        Harold J. Schaaff, Jr.
John Chu                      VICE PRESIDENT
DIRECTOR                      Joseph P. Stadler
Gerard la Hausse de Louviere  VICE PRESIDENT
DIRECTOR                      Valerie Y. Lewis
Gerard E. Jones               SECRETARY
DIRECTOR                      James R. Rooney
John A. Levin                 TREASURER
DIRECTOR                      Belinda A. Brady
Fergus Reid                   ASSISTANT TREASURER
DIRECTOR

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                                INDIA INVESTMENT
                                   FUND, INC.
                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, the total return of the Morgan Stanley India Investment Fund, Inc., based on net asset value per share, was -1.12% compared to -2.66% for the U.S. dollar adjusted Bombay Stock Exchange (BSE) Sensitive Index ("the BSE Sensitive Index") and -6.45% for the U.S. dollar adjusted BSE National Index. For the period since the Fund's inception on February 25, 1994 through December 31, 1996, the Fund's total return, based on net asset value per share, is -36.57% compared with -36.39% for the BSE Sensitive Index and -37.10% for the BSE National Index. Going forward, the Fund's performance will be compared with the BSE National Index. This index is comprised of 100 stocks from across the major exchanges and is more representative of the performance of the broader market. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $9.50, representing a 7.8% premium to the net asset value per share.

At the start of 1996 the BSE Sensitive Index stood at 3120. Investor sentiment was subdued and fears of an economic slowdown were being aired; albeit hesitantly. In this environment of general pessimism, the small investor abandoned the stock markets after a year and a half of sustained losses. The market continued to trade cheaply at twelve times prospective earnings accompanied by low investor confidence and relatively thin trading volumes.

Global liquidity was on an upswing and equity markets around the world were beneficiaries of large fund inflows towards the start of the year. India captured its fair share of these flows and in the month of January alone 300 million dollars of Foreign Institutional Investor (FII) money was invested. In a thinly traded market these flows had pronounced price impact and a select group of FII favorites surged ahead. This explosive rally caught most institutional investors by complete surprise as they, being flush with funds, joined the scramble for stocks. Yet the retail investor remained unconvinced and the broad deep market showed no signs of reviving. Buoyed by the inflows, the market gained strength and the BSE Sensitive Index reached 4100 in June 1996, though broader indices lagged the BSE Sensitive Index substantially.

Prior to the national elections the ruling Congress party was rocked by allegations of corruption and prominent leaders left the party to form various splinter groups. In the ensuing elections (April-May) the public returned a fragmented mandate with no clear majority. Finally, a coalition of thirteen disparate parties was cobbled together after much political intrigue under the banner of "United Front". Public confidence was waning since the coalition clearly lacked the mandate to take the bold policy initiatives required to revive a slowing economy.

The Union budget was presented in July and failed to address important issues like rupee convertibility on capital account, insurance sector reforms, foreign direct investment liberalization and infrastructure development. Instead it imposed a minimum corporate tax, which was criticized acutely in all sectors of business and industry, and it allowed companies to issue non voting shares. The budget came to symbolize the United Front's fragmented mandate and weak governance and proved to be the turning point in the market.

FII inflows could have only a temporary impact on the market which is capitalized at US $130 billion in contrast to a total cumulative FII investment of US $7 billion. Against this backdrop of mild slowdown, a fragmented mandate and total apathy from the small investor, the market crumbled slowly and gradually to close the year at 3080.

LAST QUARTER

The quarter just ended saw the market decline to a new low of 2724 (BSE Sensitive Index) before rebounding to end the year at 3080. The decline can be traced to three factors; poor earnings, poor governance, and poor reforms.

1) POOR EARNINGS:

    After three years of spectacular earnings growth, the first half of fiscal year 1996 (corporations generally have a March 31 fiscal year-end) was very difficult for Corporate India. On an aggregate basis earnings growth was -1%. After earnings growth of 70% for fiscal year 1995 and 30% for fiscal year 1996, this came as a shock to most investors and clearly had not been discounted by the market. A fresh wave of selling was thus triggered off as both foreign institutional investors and domestic investors began to worry about an impending recession afflicting the Indian economy. The market began to price in the poor earnings and parallels were drawn between 1996-98 and 1991-93 (the previous recession).

2) GOVERNANCE UNCERTAINTY:

    In our view, the market has, over the last quarter, given up hope on the United Front coalition government and begun to doubt its ability. Constant bickering, differences on basic policy issues being aired publicly and very mixed signals being sent to international investors have all combined to cause a crisis of confidence in the government. Most investors were lulled into complacency by the common minimum program and believed that the coalition had the mandate to implement this program. Unfortunately, as subsequent events have shown, the so called consensus or mandate for the common minimum program was largely illusory.

3) REFORM UNCERTAINTY:

    The market has also clearly come to the view that the reforms program has been put in cold storage. No movement has been seen in the area of the public sector undertaking ("PSU") disinvestment, insurance reform and cutting of the fiscal deficit. Thus, the general disenchantment and lack of confidence in the economy/country began to permeate most investors' thinking and has depressed sentiment. Despite the great improvement in liquidity, the poor sentiment served to keep markets depressed.

MARKET OUTLOOK

We expect the markets to rally in 1997. We believe this will mainly result from FII's investing new allocations into the markets. The government's easing of monetary policy throughout 1996 should have a positive impact on the market and we expect the government will make promises designed to boost sentiment and the markets. Also, the fact remains that the negative sentiment has been overdone and some correction upwards is required. (While we agree that the government has disappointed investors, we feel it is incorrect to say that the government is totally inactive). Significant progress has been made in attracting foreign direct investment, in policy reforms in the areas of power, telecom and roads, and in new legislation on takeovers and changes to the Companies Act.

We are not convinced yet that the economy is entering a 2-3 year prolonged recessionary phase. Corporate earnings for 3/97 are expected to be disappointing, but we are not yet agreeable to the view that corporate earnings will decline further in 3/98 and 3/99. The basic point being made is that while things are bad and there is widespread disappointment, the sentiment and markets have turned overly negative and an upward movement to correct for this is due.

The real question however is whether this upward correction will translate into a multi-year (12/31/96 level was 3080) bull market, carrying the market upwards from its mid-January 3600 level or whether any correction will be short-lived with the market sliding back down. The answer to this question really depends on the government's actions on the policy front and the budget for 1997-98.

If the government can demonstrate its commitment to the reform agenda and convince investors (both institutional and retail) that the country is on the move again, then this rally can be converted into a full fledged bull market, as opposed to being a short corrective rise. Therefore, critical signposts that investors should look for going forward are the capital markets package to be announced towards the end of February and the budget of February 1997. If one sees decisions being taken in the areas of share buybacks, stocklending, lending against shares, PSU disinvestment, fiscal deficit correction, and Insurance and Provident Fund reform, then the stage will be set for a sustained market rise.

Our one caveat is the outlook for 3/98 earnings. At present we expect to see earnings growth of at least 18% for 3/98, however, if the industrial slowdown is prolonged, earnings growth may be much weaker. This will have to be tracked closely as the conventional wisdom is that 3/98 earnings will be substantially better than 3/97. If this assumption is wrong, one may see a short sharp correction as investors and the market adjust their expectations. Regardless, we feel the market will still perform if sentiment improves.

Ultimately, we feel it all boils down to what action the government is likely to take over the next three months. The liquidity is available in the system and what it needs is a change in sentiment. We feel the only way sentiment will improve is if the government can clearly convey to all investors (domestic and foreign) that India is once again on the move and that decisions are begin taken in the long term interest of the country and not to cater to short term populism.

The Portfolio is being trimmed and our focus is to reduce the number of holdings and concentrate the Portfolio further. Despite the poor earnings performance of corporate India for the first half of the year ended December 31, 1996, the top ten stocks in the Fund had a weighted average earnings growth of 62.05%. This performance vindicates our long held view that stock selection is critical in India and strong focus on individual companies through extensive visiting is the route to long term outperformance. The Fund remains nearly fully invested and we continue to look for good opportunities to insulate the Fund from any earnings slowdown.

Sincerely,

 [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

 [SIGNATURE]
Vinod Sethi
PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------

MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

Morgan Stanley India Investment Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                    TOTAL RETURN (%)
                       --------------------------------------------------------------------------
                           MARKET VALUE (1)        NET ASSET VALUE (2)         INDEX (1)(3)
                       ------------------------  -----------------------  -----------------------
                                      AVERAGE                  AVERAGE                  AVERAGE
                        CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                       ------------------------  -----------------------  -----------------------
ONE YEAR                     4.11%        4.11%       -1.12%      -1.12%       -2.66%      -2.66%
SINCE INCEPTION*           -31.60       -12.48       -36.57      -14.77       -36.39      -14.68

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                               1994*      1995       1996
Net Asset Value Per Share       $13.99      $8.91      $8.81
Market Value Per Share          $11.25      $9.13      $9.50
Premium/(Discount)              -19.6%       2.5%       7.8%
Capital Gains Distributions      $0.17          -          -
Fund Total Return (2)            0.72%    -36.31%     -1.12%
Index Total Return (1)(3)**     -8.03%    -28.96%     -2.66%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The Bombay Stock Exchange (BSE) Sensitive Index is an index composed of 30 companies traded on the exchange which are weighted with respect to market capitalization. The Index returns presented have been adjusted to include the effect of translation to U.S. Dollars.

 * The Fund commenced operations on February 25, 1994.

Morgan Stanley India Investment Fund, Inc.
Portfolio Summary as of December 31, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Income Securities       0.3%
Equity Securities            98.3%
Short-Term Investments        1.4%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Automobiles                         16.7%
Banking                              5.3%
Chemicals                            5.2%
Energy Equipment & Services         15.0%
Financial Services                   5.3%
Health & Personal Care              10.6%
Machinery & Engineering              5.6%
Telecommunications                   5.1%
Textiles & Apparel                   4.0%
Transportation - Road and Rail       6.3%
Other                               20.9%
                                   100.0%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                           PERCENT OF
                                                           NET ASSETS
                                                         ---------------
       1.  Bharat Heavy Electricals Ltd.                        12.7%
       2.  Container Corp. of India Ltd.                         6.3
       3.  Mahanagar Telephone Nigam Ltd.                        4.8
       4.  State Bank of India Ltd.                              4.7
       5.  Housing Development Finance Corp. Ltd.                4.5

                                                           PERCENT OF
                                                           NET ASSETS
                                                         ---------------

       6.  Sundaram Fasteners Ltd.                               2.6%
       7.  Tata Engineering & Locomotive Ltd.                    2.5
       8.  Infosys Technology Ltd.                               1.9
       9.  MRF Ltd.                                              1.8
      10.  Hoechst Schering Agrevo Ltd.                          1.7
                                                         ---------------
                                                                43.5%
                                                         ---------------
                                                         ---------------

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1996

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
INDIAN COMMON STOCKS (97.0%)
(Unless otherwise noted)
---------------------------------------------------------
------------
APPLIANCES & HOUSEHOLD DURABLES (1.3%)
  +Bharat Pipes & Fittings Ltd.                   512,020   U.S.$       50
  Blow Plast Ltd.                                 454,200              751
  IFB Industries Ltd.                                 175               --
  Kelvinator Ltd.                                      25               --
  +Kunstoffe Industries Ltd.                      166,400                9
  Phillips India Ltd.                             662,950            1,411
  Punjab Anand Lamp Industries Ltd.               227,000              164
  Supreme Industries Ltd.                         220,950            1,418
  Symphony Comfort Systems Ltd.                     7,700                2
  VIP Industries Ltd.                             161,900              177
  +Whirlpool of India                              13,350               18
                                                            --------------
                                                                     4,000
                                                            --------------
---------------------------------------------------------
------------
AUTOMOBILES (16.7%)
  Apollo Tyres Ltd.                               511,225            1,671
  **+Apollo Tyres Ltd. (Rights)                       245               --
  **+Apollo Tyres Ltd. (Warrants)                 141,771               87
  Ashok Leyland Ltd.                              370,580            1,044
  Autolec Industries Ltd.                         241,093              416
  Autolite Ltd.                                   132,670              373
  **+Bajaj Tempo Ltd. (Rights)                     48,766              299
  Castrol (India) Ltd.                            187,200            2,164
  Ceat Tyres Ltd.                                 833,547            1,488
  Denso India Ltd.                                648,000            1,717
  Elgi Tyres & Tread Ltd.                         180,500            1,581
  Engine Values Ltd.                              174,750              970
  Escorts Ltd.                                        150               --
  GKN Invel Transmissions Ltd.                        200               --
  +Harig Crankshafts Ltd.                         189,400               18
  Hero Honda Ltd.                                 268,352            1,811
  Hitech Gears Ltd.                                94,000              115
  Jay Bharat Maruti Ltd.                           92,800               70
  +LML Ltd.                                       260,900              306
  Lumax Automatic Parts Industries Ltd.           373,600              919
  Modi Rubber Ltd.                                    300                1
  Motherson Sumi Systems Ltd.                     223,938              627
  **+Motherson Sumi Systems Ltd.
    (Rights)                                           40               --
  Motor Industries Co. Ltd.                           500               79
  MRF Ltd.                                         73,250            5,774
  O.E.N. Connectors Ltd.                          177,526              225
  +Pan Auto Ltd.                                  300,000               38
  Patheja Forgings and Auto Ltd.                  325,000              334
  Premier Instruments Ltd.                        245,987              944
  Punjab Tractors Ltd.                            368,670            4,237
  Rane Madras Ltd.                                211,600            1,963
  Rico Auto Industries Ltd.                       221,000              462
---------------------------------------------------------
------------

                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
AUTOMOBILES (CONTINUED)
  S.K.F. Bearings Ltd.                             47,170   U.S.$    3,388
  Sona Steering System Ltd.                           100               --
  Subros Auto Ltd.                                159,395              695
  Sundaram Brake Ltd.                              27,550              142
  +Sundaram Brake Ltd. (Warrants)                   2,850               13
  Sundaram Fasteners Ltd.                         481,100            8,119
  Tata Engineering & Locomotive Ltd.              812,013            7,701
  TVS Suzuki Ltd.                                 283,550            2,496
  VST Tillers & Tractors Ltd.                     173,000              242
                                                            --------------
                                                                    52,529
                                                            --------------
---------------------------------------------------------
------------
BANKING (5.3%)
  Federal Bank Ltd.                                   200                1
  **Federal Bank Ltd. -- New                      139,100              374
  +HDFC Bank Ltd.                               1,381,200            1,505
  Oriental Bank of Commerce Ltd.                  103,700              225
  State Bank of India Ltd.                      2,239,370           14,632
                                                            --------------
                                                                    16,737
                                                            --------------
---------------------------------------------------------
------------
BEVERAGES & TOBACCO (0.8%)
  ITC Ltd.                                        264,642            2,440
  +McDowell & Co. Ltd.                                300               --
                                                            --------------
                                                                     2,440
                                                            --------------
---------------------------------------------------------
------------
BROADCASTING & PUBLISHING (1.4%)
  +Control Print (India) Ltd.                      75,000               18
  +Control Print (India) Ltd. -- New               27,500                7
  Cosmo Films Ltd.                                209,900              228
  Navneet Publications Ltd.                       233,100              858
  **+New Delhi Television Ltd.                    333,300              753
  +Srishti Video Corp. Ltd.                       225,000               53
  Tata Donnelley Ltd.                             195,500            1,862
  Zee Telefilms Ltd.                              250,800              602
                                                            --------------
                                                                     4,381
                                                            --------------
---------------------------------------------------------
------------
BUILDING MATERIALS & COMPONENTS (2.8%)
  Associated Cement Co. Ltd.                       31,235            1,068
  Bell Ceramics Ltd.                              524,750              213
  **+Bell Ceramics Ltd. (Rights)                    1,455               --
  Dalmia Cement Ltd.                              124,850              853
  +Gujarat Sidhee Cement Ltd.                   2,500,000              464
  Hindustan Sanitaryware and Industries
    Ltd.                                           70,000              385
  ITW Signode India Ltd.                          574,950            1,195
  Madras Cements Ltd.                              17,665            3,942
  Murudeshwar Ceramics Ltd.                       346,300              270
  OCL India Ltd.                                      160                1
  **+OCL India Ltd. (Rights)                       28,886               --
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
BUILDING MATERIALS & COMPONENTS (CONTINUED)
  Priyadarshini Cement Ltd.                       190,750   U.S.$      140
  Shree Cements Ltd.                              224,050              143
  +Shree Cements Ltd. (Rights)                     44,810                1
  Somani Cement Co. Ltd.                          200,000               44
                                                            --------------
                                                                     8,719
                                                            --------------
---------------------------------------------------------
------------
CHEMICALS (5.2%)
  Asian Paints Ltd.                               133,480            1,072
  Atul Ltd.                                       221,921              206
  **Chemox Chemicals Ltd.                         186,050               92
  Chemplast Sanmar Ltd.                            41,666               57
  Colour Chem Ltd.                                 23,557            1,781
  E.I.D. Parry Ltd. GDR                            94,320              130
  Gujarat Narmada Valley Fertilizers
    Ltd.                                              250               --
  Gujarat Narmada Valley Fertilizers
    Ltd. GDR                                      212,000              821
  Hindustan Organic Chemicals Ltd.                554,600              499
  Hoechst Schering Agrevo Ltd.                    314,100            5,178
  ICI India Ltd.                                  484,400            1,851
  +Indian Organic Chemical Ltd.                   679,050              229
  Indian Petro Chemical Corp. Ltd.                611,100            2,003
  #Indian Petro Chemical Corp. Ltd. GDR
    (144A)                                         22,000              220
  Indo Gulf Fertilizer & Chemical Ltd.
    -- New                                            100               --
  +ITC Agrotech Co. Ltd.                              100               --
  **+ITC Agrotech Co. Ltd. (Rights)                95,800               --
  Jayant Agro-Organics Ltd.                           100               --
  Jaysynth Dyechem Ltd.                           340,500              285
  MSL Industries Ltd.                             208,300              369
  **MSL Industries Ltd. -- New                     62,000              104
  Metrochem Industries Ltd.                       150,700              141
  National Organic Chemical Industries
    Ltd.                                               10               --
  Reliance Industries Ltd.                         32,692              188
  Sandoz India Ltd.                                67,600              362
  Sudarshan Chemicals Ltd.                        258,907              614
  Tainwala Chemicals & Plastics Ltd.               52,109               17
  Tamil Nadu Petrochemicals Ltd.                      100               --
                                                            --------------
                                                                    16,219
                                                            --------------
---------------------------------------------------------
------------
CONSTRUCTION & HOUSING (0.2%)
  Hindustan Construction Ltd.                     350,000              302
  Nagarjuna Construction Ltd.                     156,100              225
  **Nagarjuna Construction Ltd. -- New  97,500                         133
                                                            --------------
                                                                       660
                                                            --------------
---------------------------------------------------------
------------
                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
ELECTRICAL & ELECTRONICS (0.9%)
  +AKG Acoustics (India) Ltd.                      81,300   U.S.$       30
  Asian Electronics Ltd.                          306,000              915
  Bajaj Tempo Ltd.                                146,300            1,334
  BPL Ltd.                                        670,600              541
  +Centum Electronics Ltd.                        273,300               23
                                                            --------------
                                                                     2,843
                                                            --------------
---------------------------------------------------------
------------
ELECTRONIC COMPONENTS & INSTRUMENTS (3.6%)
  Datar Switchgear Ltd.                           280,400              610
  +Fujitsu ICIM Ltd.                              655,340              247
  Infosys Technology Ltd.                         279,800            6,010
  Mastek Ltd.                                     171,400              643
  Modi Xerox Ltd.                                 778,550            2,954
  Rolta India Ltd.                                329,600              110
  Samtel Colour Ltd.                              758,950              297
  S&S Power Switchgear Ltd.                       226,055              539
  VHEL Industries Ltd.                                175               --
                                                            --------------
                                                                    11,410
                                                            --------------
---------------------------------------------------------
------------
ENERGY EQUIPMENT & SERVICES (15.0%)
  Bharat Heavy Electricals Ltd.                 6,620,000           40,071
  Crompton Greaves Ltd.                         1,000,330            3,348
  Jyoti Structure Ltd.                            148,450              611
  KEC International Ltd.                          536,857              833
  Kirloskar Oil Engine Ltd.                       380,940              744
  Modern Malleables Ltd. -- New      420,000                           118
  Shiram Honda Power Equipment Ltd.               302,065            1,197
  Uniflex Cables Ltd.                             287,400              224
                                                            --------------
                                                                    47,146
                                                            --------------
---------------------------------------------------------
------------
ENERGY SOURCES (0.1%)
  *RES Photovoltics Ltd.                          200,000              270
                                                            --------------
---------------------------------------------------------
------------
FINANCIAL SERVICES (5.3%)
  Canfin Homes Ltd.                             1,011,050              415
  Housing Development Finance Corp. Ltd.          229,642           14,169
  ICICI Ltd. -- New                                11,513               20
  Industrial Finance Corp (India) Ltd.          1,266,300            1,141
  SCICI Ltd.                                        1,100                1
  UTI Master Gain                               1,095,000              293
  UTI MasterShares                              1,940,560              671
                                                            --------------
                                                                    16,710
                                                            --------------
---------------------------------------------------------
------------
FOOD & HOUSEHOLD PRODUCTS (0.5%)
  +American Dry Fruits Ltd.                       538,500              185
  +Aruna Sugars & Enterprises Ltd.                  3,100                2
  Brooke Bond Lipton Ltd.                             650                6
  Dhampur Sugar Mills Ltd.                        100,000              146
  Sakthi Sugar Ltd.                               164,665              121
  Thiru Arooran Sugars Ltd.                       264,500              627
  **+Thiru Arooran Sugars Ltd. (Rights)            66,125               --
  +Umred Agro Complex Ltd.                        124,500               13
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
FOOD & HOUSEHOLD PRODUCTS (CONTINUED)
  Vadilal Industries Ltd.                         250,000   U.S.$       59
  Western Hatcheries Ltd.                         237,933              248
                                                            --------------
                                                                     1,407
                                                            --------------
---------------------------------------------------------
------------
FOREST PRODUCTS & PAPER (1.1%)
  Ballarpur Industries Ltd.                       603,042            1,026
  **ITC Bhadrachalam Paperboards Ltd. --
    New                                           200,000              338
  Paper Products Ltd. -- New                      218,900              721
  Pudumjee Ltd.                                   221,600              334
  Tamilnadu Newsprint and Papers Ltd.             500,000              908
                                                            --------------
                                                                     3,327
                                                            --------------
---------------------------------------------------------
------------
HEALTH & PERSONAL CARE (10.6%)
  Apollo Hospitals Enterprises Ltd.               500,000              432
  Cipla Ltd.                                      268,500            3,632
  Clariant (India) Ltd.                            67,000              348
  Crossland Research Labs Ltd.                    371,000            1,811
  E. Merck (India) Ltd.                           406,400            1,760
  Godrej Soaps Ltd. -- New                        586,550              623
  Hindustan Ciba-Geigy Ltd.                        11,175              884
  Hoechst Marion Roussel India Ltd.               560,200            4,719
  Indian Shaving Products Ltd.                    196,706            2,140
  Lakme Ltd.                                      541,449            3,715
  Marico Industries Ltd.                          285,400            1,768
  Nicholas Piramal India Ltd.                     280,240            1,251
  Pfizer Ltd.                                     404,800            2,370
  **+Ranbaxy Labs Ltd. -- New                      40,000              656
  Rhone-Poulenc (India) Ltd.                       72,250            1,242
  Searle (India) Ltd.                             300,000              678
  Smithkline Beecham Pharmaceutical Ltd.          217,950            1,705
  Sun Pharmaceutical Industries Ltd.              444,000            2,910
  TTK Biomed Ltd.                                 143,700              132
  Unichem Labs Ltd.                               162,700              663
                                                            --------------
                                                                    33,439
                                                            --------------
---------------------------------------------------------
------------
INDUSTRIAL COMPONENTS (1.3%)
  BOC India Ltd.                                  331,500              490
  Carborondum Universal Ltd.                      493,300            1,845
  Chicago Pneumatic India Ltd.                    276,990            1,634
                                                            --------------
                                                                     3,969
                                                            --------------
---------------------------------------------------------
------------
LEISURE & TOURISM (0.4%)
  ITC Hotels Ltd.                                 317,100            1,198
  Indian Hotels Co. Ltd.                               50                1
  Kamat Hotels India Ltd.                         300,000              174
                                                            --------------
                                                                     1,373
                                                            --------------
---------------------------------------------------------
------------
                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
MACHINERY & ENGINEERING (5.6%)
  Advani-Oerlikon Ltd.                            450,177   U.S.$      615
  Ahmednagar Forgings Ltd.                        166,100              212
  Artson Engineering Ltd.                         204,293               80
  Bharat Forge Co. Ltd.                           633,418            1,634
  Esab India Ltd.                                 564,050            1,377
  Graphite India Ltd.                             272,500              380
  +Indian Seamless Metal Tubes Ltd.               284,980              266
  **+Indian Seamless Metal Tubes Ltd. --
    New                                           139,500              115
  Ingersoll Rand (India) Ltd.                       6,650               57
  Kabra Extrusion Technik Ltd.                    152,600              247
  Kirloskar Cummins Ltd.                          118,750            1,325
  +Lakshmi Synthetic Machinery Ltd.               152,400              157
  M.M. Forgings Ltd.                               35,800               43
  Praj Industries Ltd.                            221,600              519
  Revathi-CP Equipment Ltd.                       138,400            1,930
  Siemens Ltd.                                    137,650            1,634
  Thermax Ltd.                                    472,000            4,409
  Wartsila Diesel Ltd.                            391,500            2,684
                                                            --------------
                                                                    17,684
                                                            --------------
---------------------------------------------------------
------------
METALS -- NON-FERROUS (0.1%)
  Pennar Aluminum Co. Ltd.                      1,632,800              360
                                                            --------------
---------------------------------------------------------
------------
METALS -- STEEL (0.4%)
  +India Seamless Steel & Alloy Ltd.              905,800              104
  Isibars Ltd.                                    500,000              446
  Mukand Iron & Steel Works Ltd.                    1,466                3
  Panchmahal Steels Ltd.                          197,700              277
  **Sesa Goa Ltd.                                   2,084               14
  **+Sesa Goa Ltd. (Rights)                            10               --
  Shri Ishar Alloy Steels Ltd.                    369,500               78
  Tata Iron & Steel Co. Ltd.                          769                4
  Tata SSL Ltd.                                    62,550               85
  **Tata SSL Ltd. -- New                           13,800               18
  Uttam Galva Steels Ltd.                         653,550              223
                                                            --------------
                                                                     1,252
                                                            --------------
---------------------------------------------------------
------------
MISCELLANEOUS MATERIALS & COMMODITIES (0.9%)
  +Alpha Geo Ltd.                                  68,700               13
  Essel Packaging Ltd.                            368,100            1,020
  +Flex Industries Ltd.                               328                1
  **+Flex Industries Ltd. (Rights)                  9,342               --
  **+Flex Industries Ltd. (Warrants)               53,939               78
  Garware Plastics & Polyester Ltd.               397,789            1,010
  Pearl Polymers Ltd.                             338,300              107
  +PVD Plastic Mouldings Industries Ltd.          147,400               24
  +Sharp Industries Ltd.                              400               --
  Su-Raj Diamonds Ltd.                                100               --
  Titan Industries Ltd.                           169,800              418
  Uniworth International Ltd.                         500               --
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
MISCELLANEOUS MATERIALS & COMMODITIES (CONTINUED)
  Vesuvius (India) Ltd.                            20,000   U.S.$       29
  **+Vesuvius (India) Ltd. (Rights)                 8,000                3
  Vippy Industries Ltd.                           250,000               31
                                                            --------------
                                                                     2,734
                                                            --------------
---------------------------------------------------------
------------
MULTI-INDUSTRY (0.9%)
  Birla VXL Ltd.                                  712,710              500
  Indian Rayon & Industries Ltd.                       50               --
  #Indian Rayon & Industries Ltd. GDR
    (144A)                                         50,000              424
  Indian Rayon & Industries Ltd. GDR                8,900               64
  JK Corp. Ltd.                                   357,483              543
  Larsen & Toubro Ltd.                              2,100               13
  Ramco Ltd.                                       42,800            1,022
  S&S Industries & Enterprises Ltd.               580,820              130
  SKS Ltd.                                        100,000               21
  Standard Industries Ltd.                        121,366               30
  Widia (India) Ltd.                                  500               38
                                                            --------------
                                                                     2,785
                                                            --------------
---------------------------------------------------------
------------
RECREATION, OTHER CONSUMER GOODS (0.8%)
  Tube Investments of India Ltd.                  283,316              498
  Tube Investments of India Ltd. GDR              198,133              347
  **+Vashishti Detergents Ltd.                  1,957,567            1,720
                                                            --------------
                                                                     2,565
                                                            --------------
---------------------------------------------------------
------------
TELECOMMUNICATIONS (5.1%)
  +Indian Telephone Industries Ltd.               932,700              157
  Mahanagar Telephone Nigam Ltd.                2,327,700           14,934
  Punjab Wire Ltd.                                138,700              292
  Videsh Sanchar Nigam Ltd.                        28,000              742
                                                            --------------
                                                                    16,125
                                                            --------------
---------------------------------------------------------
------------
TEXTILES & APPAREL (4.0%)
  A.P. Rayon Ltd.                                 231,575              234
  +Arun Processors Ltd.                           176,000               13
  Bata India Ltd.                                 120,150              147
  **+Bata India Ltd. (Rights)                     120,150               47
  Century Textiles & Industries Ltd. GDR            6,500              331
  Coates of India Ltd.                            238,150              864
  +Cosmos Leather Exports Ltd.                    325,000               27
  +DCL Polyesters Ltd.                            899,650              276
  +Delta Industries Ltd.                          380,000              223
  G.T.N. Textiles Ltd.                            257,500              359
  Indo Rama Synthetics Ltd.                     1,114,922              734
  **Indo Rama Synthetics Ltd. -- New              309,423              184
  **+Indo Rama Synthetics Ltd. (Rights)               302               --
  +J.K. Synthetics Ltd.                         2,092,036              715
---------------------------------------------------------
------------
                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
TEXTILES & APPAREL (CONTINUED)
  Mahavir Spinning Mills Ltd.                     491,000   U.S.$      909
  Maral Overseas Ltd.                             650,600              485
  Modi Tele Fibres Ltd.                           662,300               25
  Precot Mills Ltd.                                66,777              196
  PSM Spg Mills Ltd.                                  150               --
  Raymond Ltd.                                    387,550            1,232
  **+Raymond Ltd. -- New                           52,500              167
  #Raymond Ltd. -- New (144A)                      88,500              531
  +Raymond Ltd. Bonus                             220,025              669
  +Raymond Ltd. GDR                                25,000              150
  #+Raymond Ltd. GDR (144A)                       177,000            1,062
  +Raymond Ltd. GDR -- New                         12,500               75
  SIV Industries Ltd. GDR                         313,500              627
  SRF Ltd.                                        665,119              570
  +Sanotgen Exports Ltd.                          272,800               23
  Shree Rajasthan Syntex Ltd.                     266,550              147
  Super Spinning Mills Ltd.                       200,357              509
  Vardhaman Polytex Ltd.                          282,600              280
  Vardhaman Spinning & General Mills
    Ltd.                                          373,500              736
  Viral Syntex Ltd.                               250,000              101
  Woolworth India Ltd.                              1,100                1
                                                            --------------
                                                                    12,649
                                                            --------------
---------------------------------------------------------
------------
TRANSPORTATION -- ROAD & RAIL (6.3%)
  Container Corp. of India Ltd.                 2,061,600           19,840
                                                            --------------
---------------------------------------------------------
------------
TRANSPORTATION -- SHIPPING (0.4%)
  Great Eastern Shipping Ltd.                   1,204,500            1,176
  Great Eastern Shipping Ltd. GDR                  20,000              110
  Mercator Lines Ltd.                             188,200               41
                                                            --------------
                                                                     1,327
                                                            --------------
---------------------------------------------------------
------------
UTILITIES -- ELECTRICAL & GAS (0.0%)
  Andhra Valley Power Supply Co. Ltd.                 200                1
  Tata Hydro Electric Power Supply Co.
    Ltd.                                              450                1
                                                            --------------
                                                                         2
                                                            --------------
---------------------------------------------------------
------------
TOTAL INDIAN COMMON STOCKS
  (Cost U.S. $426,318)                                             304,902
                                                            --------------
---------------------------------------------------------
------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------
------------
FIXED INCOME SECURITIES (0.3%)
---------------------------------------------------------
------------
BROADCASTING & PUBLISHING (0.0%)
  **Srishti Video Corp. Ltd. 12.00%,
    11/12/00                                      INR 225               35
                                                            --------------
---------------------------------------------------------
------------
CHEMICALS (0.0%)
  **Chemox Chemicals Ltd. (Convertible)
    14.00% 12/31/00                                   250              123
                                                            --------------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                     FACE
                                                   AMOUNT            VALUE
                                                    (000)            (000)
---------------------------------------------------------
------------
CONSTRUCTION & HOUSING (0.1%)
  **Nagarjuna Construction Ltd. 14.00%,
    3/1/97                                     INR     98   U.S.$      131
                                                            --------------
---------------------------------------------------------
------------
METALS -- STEEL (0.0%)
  **MSL Industries Ltd. 16.00%, 7/31/00                62              112
  **Tata SSL Ltd. 14.00%, 12/6/02                      14               15
                                                            --------------
                                                                       127
                                                            --------------
---------------------------------------------------------
------------
MISCELLANEOUS MATERIALS & COMMODITIES (0.2%)
  **Garware Plastics & Polyester Ltd.
    16.00%, 5/1/05                                    277              660
                                                            --------------
---------------------------------------------------------
------------
TOTAL FIXED INCOME SECURITIES
  (Cost U.S. $1,329)                                                 1,076
                                                            --------------
---------------------------------------------------------
------------
SHORT-TERM INVESTMENT (0.2%)
REPURCHASE AGREEMENT (0.2%)
  Chase Securities, Inc. 5.95%, dated
   12/31/96, due 1/2/97, to be
   repurchased at U.S. $609,
   collateralized by U.S. $585 United
   States Treasury Bonds, 7.25%, due
   5/15/16, valued at U.S. $609 (Cost
   U.S. $609)                                 U.S.$   609              609
                                                            --------------
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.2%)
  Indian Rupee (Cost U.S. $3,745)             INR 134,396            3,749
                                                            --------------
---------------------------------------------------------
------------
TOTAL INVESTMENTS (98.7%)
  (Cost U.S. $432,001)                                             310,336
                                                            --------------
---------------------------------------------------------
------------
OTHER ASSETS (2.4%)
  Receivable for Investments Sold             U.S.$ 3,762
  Share Application Money                           2,063
  Dividends Receivable                                895
  Foreign Withholding Tax Reclaim
    Receivable                                        644
  Deferred Organization Costs                          28
  Other Assets                                         37            7,429
                                          ---------------   --------------
---------------------------------------------------------
------------

                                                   AMOUNT           AMOUNT
                                                    (000)            (000)
---------------------------------------------------------
------------
LIABILITIES (-1.1%)
  Payable for:
    Investments Purchased                 U.S.$    (2,117)
    Custodian Fees                                   (519)
    Investment Advisory Fees                         (277)
    Professional Fees                                (112)
    Shareholder Reporting Expenses                   (100)
    Administrative Fees                               (32)
    Directors' Fees and Expenses                      (27)
  Other Liabilities                                  (158)  U.S.$   (3,342)
                                          ---------------   --------------
---------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 35,707,092, issued and outstanding U.S.
    $0.01 par value shares (100,000,000 shares
    authorized)                                             U.S.$  314,423
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                   U.S.$     8.81
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
---------------------------------------------------------
  Common Stock                                              U.S.$      357
  Capital Surplus                                                  492,574
  Accumulated Net Investment Loss                                      (47)
  Accumulated Net Realized Loss                                    (56,392)
  Unrealized Depreciation on Investments and Foreign
    Currency Translations                                         (122,069)
---------------------------------------------------------
------------
TOTAL NET ASSETS                                            U.S.$  314,423
                                                            --------------
                                                            --------------
---------------------------------------------------------
------------

   + -- Non-income producing.
   * -- Security fair valued at cost -- see note A-1 to financial statements. ** -- Security valued at fair value -- see note A-1 to financial statements. # -- 144A Security -- certain conditions for public sale may exist.
GDR -- Global Depositary Receipt.
GDS -- Global Depositary Shares.

December 31, 1996 exchange rate-
Indian Rupee (INR) 35.850=U.S.$1.00

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF OPERATIONS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................................................  U.S.$    4,992
    Interest................................................................................             272
    Less: Foreign Taxes Withheld............................................................            (959)
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................           4,305
---------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees................................................................           3,812
    Custodian Fees..........................................................................           2,506
    Administrative Fees.....................................................................             389
    Professional Fees.......................................................................             199
    Shareholder Reporting Expenses..........................................................             123
    Directors' Fees and Expenses............................................................              59
    Sub-Administrative Fees.................................................................              22
    Transfer Agent Fees.....................................................................              16
    Other Expenses..........................................................................             137
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................           7,263
---------------------------------------------------------------------------------------------------------------
          Net Investment Loss...............................................................          (2,958)
---------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS
    Investment Securities Sold..............................................................         (29,688)
    Foreign Currency Transactions...........................................................            (108)
---------------------------------------------------------------------------------------------------------------
          Net Realized Loss.................................................................         (29,796)
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.............................................................          29,192
    Depreciation on Foreign Currency Translations...........................................             (60)
---------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....................................          29,132
---------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation..................            (664)
---------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................  U.S.$    (3,622)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED          YEAR ENDED
                                                                          DECEMBER 31, 1996   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Loss.................................................    U.S.$ (2,958)       U.S.$ (5,816)
    Net Realized Loss...................................................         (29,796)            (25,999)
    Change in Unrealized Appreciation/Depreciation......................          29,132            (149,621)
---------------------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from Operations................          (3,622)           (181,436)
---------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of Year...................................................         318,045             499,481
---------------------------------------------------------------------------------------------------------------
    End of Year (including accumulated net investment loss of U.S. $47
     and U.S. $758, respectively).......................................    U.S.$314,423        U.S.$318,045
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                                   PERIOD FROM
                                                                                                                  FEBRUARY 25,
                                                                                 YEARS ENDED DECEMBER 31,             1994*
                                                                             ---------------------------------   TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                                               1996              1995              1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................................      U.S.$  8.91       U.S.$ 13.99    U.S.$   14.10
--------------------------------------------------------------------------------------------------------------------------------
Offering Costs.............................................................               --                --            (0.03)
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)...............................................            (0.08)            (0.16)            0.04
Net Realized and Unrealized Gain (Loss) on Investments.....................            (0.02)            (4.92)            0.05
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations.......................................            (0.10)            (5.08)            0.09
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Realized Gain......................................................               --                --            (0.09)
    In Excess of Net Realized Gain.........................................               --                --            (0.08)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions....................................................               --                --            (0.17)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............................................      U.S.$  8.81       U.S.$  8.91    U.S.$   13.99
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD......................................      U.S.$  9.50       U.S.$  9.13    U.S.$   11.25
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value...........................................................             4.11%           (18.89)%         (19.01)%
    Net Asset Value (1)....................................................            (1.12)%          (36.31)%           0.72%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)......................................     U.S.$314,423      U.S.$318,045     U.S.$499,481
--------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets....................................             2.10%             3.16%            1.61%**
Ratio of Net Investment Income (Loss) to Average Net Assets................            (0.85)%           (1.48)%           0.33%**
Portfolio Turnover Rate....................................................               28%               28%              19%
Average Commission Rate (2)................................................          $0.0476               N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
 *Commencement of operations.
 **Annualized.
(1)Total  investment return  based on  net asset  value per  share reflects the  effects of  changes in  net asset  value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. This  percentage is  not an indication of the performance  of a shareholder's investment in the Fund  based on market value due to differences between the market price of the stock and the net asset value of the Fund.
(2)For fiscal years beginning  on or after September  1, 1995, a fund  is required to disclose  the average commission rate  per share  it paid for portfolio trades on which commission were charged during the period. For the year ended December 31, 1996, the average commission rate paid on trades where commissions were charged was 0.82% of the trade amount.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

------------

    The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to the Indian securities markets' smaller size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends, which has been provided for in these accounts. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%. A portion of Foreign Withholding Tax Reclaim Receivable at December 31, 1996, shown on the statement of net assets, relates to taxes that will be refunded to the Fund upon the filing of the Fund's Indian tax return for the fiscal year ended March 31, 1997.

    In Mauritius, the Fund is liable to income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the year ended December 31, 1996, no provision for Mauritius taxes is considered necessary as a result of net investment losses incurred by the Fund.

    The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritan tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

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
    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses, gains on certain securities of corporations designated as "passive foreign investment companies" and the timing of the recognition of losses on securities.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the year ended December 31, 1996, the Fund incurred International Custodian fees of $2,499,000, of which $518,000 was payable to the International Custodian at December 31, 1996.

E. During the year ended December 31, 1996, the Fund made purchases and sales totaling $92,007,000 and $92,478,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1996, the U.S. Federal income tax cost basis of securities was $428,508,000, and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $121,921,000, of which $43,377,000 related to appreciated securities and $165,298,000 related to depreciated securities. At December 31, 1996, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $50,993,000 available to offset future capital gains of which $19,397,000 and $31,596,000 will expire on December 31, 2003 and 2004, respectively. To the extent that capital gains are offset, such gains will not be distributed to shareholders. For the year ended December 31, 1996, the Fund expects to defer, to January 1, 1997 for U.S. Federal income tax purposes, post-October capital losses of $5,150,000 and post-October currency losses of $45,000.

F. In connection with its organization and initial public offering of shares, the Fund incurred $65,000 and $1,164,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning February 25, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, lesser liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions. At December 31, 1996, the Fund owned an aggregate of approximately $20,167,000 in securities which were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets at December 31, 1996. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled $13,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of Morgan Stanley India Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley India Investment Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 25, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

January 29, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           Morgan Stanley India Investment Fund, Inc.
                            American Stock Transfer & Trust Company
                            Dividend Reinvestment and Cash Purchase Plan
                            40 Wall Street
                            New York, NY 10005
                            1-800-278-4353

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